DISCONTINUED OPERATIONS AND DISPOSAL OF SUBSIDIARY (Tables)	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
SCHEDULE OF INCOME STATEMENT OF DISCONTINUED OPERATIONS

The results of the discontinued operations, which have been included in the profit for the year, were as follows:

	2025	2024	2023
	USD	USD	USD

Revenue	785,639	5,198,772	7,783,302
Expense	(6,658,423)	(12,989,489)	(19,006,403)
Loss before income tax	(5,872,784)	(7,790,717)	(11,223,101)
Income tax expense	-	-	(5,917)
Net gain on sale of discontinued operations, net of applicable income tax	6,433,304	-	-
Net gains (losses) attributable to discontinued operations (attributable to owners of the parent entity)	560,519	(7,790,717)	(11,229,018)

Exchange difference arising from translation of discontinued operations	(50,514)	(121,290)	2,076
Other comprehensive (expenses) income from discontinued operations	(50,514)	(121,290)	2,076

EARNING (LOSS) PER SHARE FROM DISCONTINUED OPERATION – BASIC AND DILUTED	0.00	(0.06)	(0.10)

EARNING (LOSS) PER ADS FROM DISCONTINUED OPERATION – BASIC AND DILUTED (1)	0.03	(0.47)	(0.80)

Notes:

(1)	Each ADS represents eight Class A ordinary shares.

SCHEDULE OF CASHFLOW STATEMENT OF DISCONTINUED OPERATIONS

The cash flow information presented below are for the six months ended June 30, 2025 and the year ended 31 December 2024 and 2023

	2025	2024	2023
	USD	USD	USD
Net cash inflow (outflow) from operating activities	3,915,067	(1,847,214)	(452,185)
Net cash outflow from investing activities	(241,020)	(752,366)	(1,150,104)
Net cash (outflow) inflow from financing activities	(927,075)	(1,185,033)	521,411
Net increase (decrease) in cash generated by the discontinued operations	2,746,972	(3,784,613)	(1,080,878)

SCHEDULE OF CONSIDERATION TRANSFERRED
As at the date of disposal
USD
Net liabilities disposed of	(6,433,303)
Gain on disposal	6,433,304
Total consideration	1

Satisfied by:
Cash	1
Total consideration transferred	1